                                                                   Exhibit 10.31

                               November 20, 1995



Congress Financial Corporation (Northwest)
101 S.W. Main Street, Suite 725
Portland, OR 97204

                      Re: Tenth Amendment to Accounts Financing Agreement and Third Amendment to Letter re: Inventory Loans
                           -------------------------------------------------

Ladies and Gentlemen:

          This Tenth Amendment to Accounts Financing Agreement and Third Amendment to Letter re: Inventory Loans (this "Amendment"), dated as of the 20th day of November, 1995, is for the purpose of amending the Accounts Financing Agreement [Security Agreement] which we entered into on or about December 20, 1990, as it has been previously amended (the "Accounts Financing Agreement") and the Letter Re: Inventory Loans dated contemporaneously with the Accounts Financing Agreement, as it has been amended (the "Inventory Loans Supplement").

          For valuable consideration, receipt and sufficiency of which are acknowledged, we agree as follows:


A.      MODIFICATIONS TO THE ACCOUNTS FINANCING AGREEMENT
        -------------------------------------------------

              1. Section 2. 1 of the Accounts Financing Agreement is amended in its entirety to provide as follows:

              "1.2 You shall, in your discretion, make loans to us from time to time, at our request, of up to seventy percent (70%) of the Net Amount of Eligible Accounts (or such greater or lesser percentage thereof as you shall in your sole discretion determine from time to time), less the Availability Block described in Section 2.6 below."

              2. A new Section 2.6 is hereby added to the Accounts Financing Agreement as follows:

              "2.6 The amount of loans which you shall, in your discretion, make to us from time to time under Section 2.1 above or under any supplement to this Agreement shall be subject at all times to
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Congress Financial Corporation (Northwest)
November 20, 1995
Page 2

              a reduction in the amount of $250,000 plus twenty percent (20%) of the gross proceeds from the sale of raw materials and work-in-process inventories of our Professional Division to Phoenix Gold International, Inc. pursuant to the Asset Purchase Agreement dated November 13, 1995. Such reduction shall be referred to as the "Availability Block."


B.      MODIFICATIONS TO INVENTORY LOANS SUPPLEMENT
        -------------------------------------------

              Paragraph 2 of the Inventory Loans Supplement is amended in its entirety to provide as follows:

              "2. In addition to loans which may be made by you to us pursuant to Section 2 of the Accounts Agreement, you shall, in your sole discretion, make loans to us from time to time, at our request, of up to fifty percent (50%) of the Value of Eligible Inventory consisting of finished goods (or such greater or lesser percentages thereof as you shall, in your sole discretion, determine from time to time) less the Availability Block described in Section 2.6 of the Accounts Agreement. Finished goods of our Professional Division shall not be Eligible Inventory."


C.      GENERAL PROVISIONS
        ------------------

              1. To induce you to accept this Amendment, we make the following representations, warranties, and covenants:

              (a) Each and every recital, representation, and warranty contained in this Amendment, the Accounts Financing Agreement, and the Inventory Loans Supplement is correct as of the date of this Amendment.

              (b) No event has occurred or is continuing which constitutes or, with the giving of notice, the passage of time, or both, would constitute, an Event of Default under the Accounts Financing Agreement.

              2. We shall pay all expenses, including attorney fees, which you incur in connection with the preparation and implementation of this Amendment and any related documents.

              3. Except as specifically provided above, the Accounts Financing Agreement and Inventory Loans Supplement remain fully valid, binding, and enforceable according to their terms.
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Congress Financial Corporation (Northwest)
November 20, 1995
Page 3


              4. We waive and discharge any and all defenses, claims, counterclaims, and offsets which we may have against you and which have arisen or accrued up to the date of this Amendment. We acknowledge that you and your employees, agents and attorneys have made no representations or promises to us except as specifically reflected in this Amendment and in the written agreements which have been previously executed. In this connection, we specifically waive the provisions of California Civil Code (S) 1542, which provides as follows:

              A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

                                        Very truly yours,

                                        CARVER CORPORATION


                                        By /s/ John P. World
                                           --------------------------
                                        Its Vice President
                                           --------------------------

          The undersigned guarantor acknowledges that Congress Financial Corporation (Northwest) ("Congress") has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment. The undersigned guarantor nevertheless hereby (i) acknowledges and agrees to the terms and conditions of this Amendment; (ii) acknowledges that its guaranty remains fully valid, binding and enforceable; and (iii) waives any and all defenses, claims, counterclaims and offsets against Congress which may have accrued to date. In connection with these waivers, the undersigned guarantor specifically waives the provisions of California Civil Code (S) 1542, which provides as follows:

              A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.


                                        USS CORPORATION, dba US Sound


                                        By /s/ John P. World
                                           --------------------------
                                        Its Secretary
                                           --------------------------
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Congress Financial Corporation (Northwest)
November 20, 1995
Page 4


ACCEPTED AND AGREED:

CONGRESS FINANCIAL CORPORATION (NORTHWEST)


By /s/ Drew Stawin
   ----------------------------
Its Vice President
   ----------------------------
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